Exhibit (32.1)    Certification pursuant Section 906
Datalogic International, Inc.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. Section
1350

I, Keith Moore, Chief Executive Officer of Datalogic International, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the annual report on Form 10-KSB of the Company for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   /s/ Keith Moore
Date: May 9, 2005               ______________________________________
                                  Chief Executive Officer